Exhibit 10.2

Registration Rights

1. Certain Definitions. Capitalized terms used but not defined herein shall have the meanings ascribed thereto in the Securities Purchase Agreement to which this Exhibit A is attached. As used in these registration rights provisions (the “Rights”), the following terms shall have the following respective meanings:

“Allowed Delay” has the meaning given it in Section 2(b) of these Rights.

“Blackout Period” means, with respect to a registration, a period, in each case commencing on the day immediately after the Company notifies the selling Holders that they are required, because of the occurrence of an event of the kind described in Section 3(f) hereof, to suspend offers and sales of Registrable Securities during which the Company, in the good faith judgment of its board of directors, determines (because of the existence of, or in anticipation of, any acquisition, financing activity, or other transaction involving the Company, or the unavailability for reasons beyond the Company’s control of any required financial statements, disclosure of information which is in the Company’s best interest not to publicly disclose, or any other event or condition of similar significance to the Company) that the registration and distribution of the Registrable Securities to be covered by such Registration Statement, if any, would be seriously detrimental to the Company or its stockholders and ending on the earlier of (1) the date upon which the MNPI commencing the Blackout Period is disclosed to the public or ceases to be material or non-public and (2) such time as the Company notifies the selling Holders that the Company will no longer delay such filing of the Registration Statement, will recommence taking steps to make such Registration Statement effective, or will allow sales pursuant to such Registration Statement to resume.

“Business Day” means any day other than Saturday, Sunday or any other day on which commercial banks in the City of New York are authorized or required by law or executive order to close.

“Commission” means the Securities and Exchange Commission or any other applicable federal agency at the time administering the Securities Act.

“Common Stock” means the shares of common stock of the Company, par value $0.001 per share, and any other class of securities into which such securities may hereafter be reclassified or changed.

“Effective Date” means the date the Registration Statement required to be filed hereunder is declared effective by the Commission.

“Effectiveness Deadline” means ninety (90) calendar days after the Closing Date, or, in the event of a full review of the resale registration statement by the Commission, one hundred and twenty (120) calendar days following the Closing Date; provided that if a Government Shutdown occurs or is continuing during any portion of the period between the Closing Date and the Effectiveness Deadline, the Effectiveness Deadline shall be extended by the length of such period during which the Government Shutdown occurs and is continuing.

“Effectiveness Period” has the meaning given it in Section 2(a) of these Rights.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

“Government Shutdown” means any period during which the Commission is closed, not operating, or not accepting or processing filings or other submissions. For the avoidance of doubt, a Government Shutdown shall be deemed to continue until the Commission resumes normal operations.

“Holder” means a Purchaser or any permitted transferee or assignee thereof to whom a Purchaser assigns its rights under these Rights and who agrees to become bound by the provisions of these Rights in accordance with Section 6 and any transferee or assignee thereof to whom a transferee or assignee assigns its rights under these Rights and who agrees to become bound by the provisions of these Rights in accordance with Section 6.

“Majority Holders” means at any time holders of at least a majority of the Registrable Securities.

“MNPI” means material non-public information within the meaning of Regulation FD promulgated under the Exchange Act, which shall, in any case, include the receipt of the notice pursuant to Section 2(b) and the information contained in such notice.

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“Offering” means the private placement offering of Shares and Warrants being conducted by the Company pursuant to the terms of the Securities Purchase Agreement.

The terms “register,” “registered,” and “registration” refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

“Registrable Securities” means (i) the Shares; (ii) the Warrant Shares; and (iii) any shares of Common Stock of the Company (or any successor or assign of the Company, whether by merger, reorganization, consolidation, sale of assets or otherwise) which may be issued or issuable with respect to, the Shares or Warrant Shares, as a result of any share split, share dividend, recapitalization, exchange or similar event or otherwise; provided that the Purchasers have fully completed, executed and returned the Selling Shareholder Questionnaire attached hereto.

“Registration Filing Date” means the date on which the Registration Statement is filed with the Commission.

“Registration Filing Deadline” means on or before forty-five (45) calendar days following the Closing Date.

“Registration Statement” means the registration statement that the Company is required to file pursuant to these Rights to register the Registrable Securities, including the prospectus included therein, and any amendment or supplement thereto, and any replacement thereof, as applicable.

“Rule 144” means Rule 144 promulgated by the Commission under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such rule.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder.

“Shares” means the shares of Common Stock issued or issuable to each Purchaser pursuant to the Securities Purchase Agreement.

“Trading Market” means the Nasdaq Capital Market (or any nationally recognized successor thereto); provided, however, that in the event the Company’s Common Stock is ever listed or traded on The Nasdaq Global Market, The Nasdaq Global Select Market, the New York Stock Exchange, the NYSE American, the NYSE Arca, the OTC Pink Market, the OTCQX or the OTCQB operated by the OTC Markets Group, Inc. (or any nationally recognized successor to any of the foregoing), then the “Trading Market” shall mean such other market or exchange on which the Company’s Common Stock is then listed or traded.

“Warrants” means the warrants to purchase shares of Common Stock of the Company, at an exercise price of $23.50 per share, which warrants have a term of two years after issuance, in the form attached to the Securities Purchase Agreement as Exhibit B.

“Warrant Shares” means the shares of Common Stock issuable upon exercise of the Warrants issued to Purchasers pursuant to the Securities Purchase Agreement.

2. Registration.

(a) The Company shall use commercially reasonable efforts to file with the Commission on or before the Registration Filing Deadline, a Registration Statement on the appropriate form (or a supplement thereto), relating to the resale by the Holders of all of the Registrable Securities, and the Company shall use commercially reasonable efforts to cause such Registration Statement to be declared effective by the Commission by the Effectiveness Deadline and shall use its commercially reasonable efforts to keep such Registration Statement continuously effective under the Securities Act until the date that all Registrable Securities covered by such Registration Statement (i) have been sold thereunder or pursuant to Rule 144, or (ii) may be sold without volume or manner-of-sale restrictions pursuant to Rule 144 and without the requirement for the Company to be in compliance with the current public information requirement under Rule 144 (the “Effectiveness Period”).

(b) For not more than ten (10) consecutive calendar days in any twelve (12) month period, the Company may suspend the use of any prospectus (and supplement thereto) included in any Registration Statement contemplated by this Section in the event that the Company determines in good faith that such suspension is necessary to (A) delay the disclosure of MNPI concerning the Company, the disclosure of which at the time is not, in the good faith opinion of the Company, in the best interests of the Company or (B) amend or supplement the affected Registration Statement or the related prospectus so that (i) such Registration Statement shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or (ii) such prospectus shall not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements, in the light of the circumstances under which they were made, not misleading, including, if applicable, in connection with the filing of a post-effective amendment to such Registration Statement in connection with the Company’s filing of an Annual Report on Form 10-K for any fiscal year (an “Allowed Delay”); provided, that the Company shall promptly (a) notify each Holder in writing of the commencement of an Allowed Delay, but shall not (without the prior written consent of a Holder) disclose to such Holder any MNPI giving rise to an Allowed Delay, (b) advise the Holders in writing to cease all sales under the Registration Statement until the end of the Allowed Delay and (c) use commercially reasonable efforts to terminate an Allowed Delay as promptly as practicable.

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3. Registration Procedures for Registrable Securities. The Company will keep each Holder reasonably advised as to the filing and effectiveness of the Registration Statement. At its expense with respect to the Registration Statement, the Company will:

(a) prepare and file with the Commission with respect to the Registrable Securities, a Registration Statement (or supplement thereto) on the applicable form for which the Company then qualifies or which counsel for the Company shall deem appropriate and which form shall be available for the sale of the Registrable Securities in accordance with the intended methods of distribution thereof, and use its commercially reasonable efforts to cause such Registration Statement to become effective and remain effective during the Effectiveness Period. Thereafter, the Company shall be entitled to withdraw such Registration Statement and the Holders shall have no further right to offer or sell any of the Registrable Securities registered for resale thereon pursuant to the Registration Statement (or any prospectus or supplement relating thereto);

(b) if the Registration Statement is subject to review by the Commission, respond in a commercially reasonable manner to all comments and diligently pursue resolution of any comments to the satisfaction of the Commission;

(c) prepare and file with the Commission such amendments and supplements to such Registration Statement as may be necessary to keep such Registration Statement effective during the Effectiveness Period;

(d) furnish, upon request and without charge, to each Holder of Registrable Securities covered by such Registration Statement (i) a reasonable number of copies of such Registration Statement (including any exhibits thereto other than exhibits incorporated by reference), and each amendment and supplement thereto as such Holder may reasonably request, (ii) such number of copies of the prospectus included in such Registration Statement (including each preliminary prospectus and any other prospectus or supplement filed under the Securities Act) as such Holders may reasonably request, in conformity with the requirements of the Securities Act, and (iii) such other documents as such Holder may require to consummate the disposition of the Registrable Securities owned by such Holder, but only during the Effectiveness Period; provided, that the Company shall have no obligation to provide any document pursuant to this Section 3(d) that is available on the Commission’s EDGAR system;

(e) use its commercially reasonable efforts to register or qualify such registration under such other applicable securities laws of such state jurisdictions as any Holder of Registrable Securities covered by such Registration Statement reasonably requests and as may be necessary for the marketability of the Registrable Securities (such request to be made by the Effective Date or such other time the applicable registration statement is deemed effective by the Commission) and to do any and all other acts and things reasonably necessary to enable such Holder to consummate the disposition in such jurisdictions of the Registrable Securities owned by such Holder; provided, that the Company shall not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(e), (ii) subject itself to taxation in any such jurisdiction, or (iii) consent to general service of process in any such jurisdiction;

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(f)   notify each Holder of Registrable Securities, the disposition of which requires delivery of a prospectus relating thereto under the Securities Act, of the happening of any event (as promptly as practicable after becoming aware of such event), which comes to the Company’s attention, that will after the occurrence of such event cause the prospectus included in such Registration Statement, if not amended or supplemented, to contain an untrue statement of a material fact or an omission to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and the Company shall promptly thereafter prepare and furnish or make available to such Holder a supplement or amendment to such prospectus (or prepare and file appropriate reports under the Exchange Act) so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not contain an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, unless suspension of the use of such prospectus otherwise is authorized herein or in the event of a Blackout Period or an Allowed Delay, in which case no supplement or amendment need be furnished (or Exchange Act filing made) until the termination of such suspension or Blackout Period or Allowed Delay;

(g) comply, and continue to comply during the Effectiveness Period, in all material respects with the Securities Act and the Exchange Act and with all applicable rules and regulations of the Commission with respect to the disposition of all Registrable Securities covered by such Registration Statement;

(h) as promptly as practicable after becoming aware of such event, notify each Holder of Registrable Securities being offered or sold pursuant to the Registration Statement of the issuance by the Commission of any stop order or other suspension of effectiveness of the Registration Statement;

(i)   use its commercially reasonable efforts to cause all the Registrable Securities covered by the Registration Statement to be listed on such Trading Market on which securities of the same class or series issued by the Company are then listed;

(j)   cooperate with the Holders to facilitate the timely preparation and delivery of certificates or electronic book entry positions representing Registrable Securities to be delivered to a transferee pursuant to the Registration Statement, which certificates or electronic book entry positions shall be free, if and to the extent permitted by applicable law, of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any such Holders may request;

(k) provided the Registration Statement is effective and available, use commercially reasonable efforts to (i) cause its legal counsel, at the Company’s expense, (a) to issue to the transfer agent for the Common Stock, within a reasonable period of time after the Effective Date, a “blanket” legal opinion in customary form to the effect that the Registrable Securities covered by the Registration Statement have been registered for resale under the Securities Act and, if such counsel has requested and received a signed certificate (a “Legend Removal Certificate”) from a Holder of the Registrable Securities, may then be reissued without any legend or restriction relating to their status as “restricted securities” as defined in Rule 144 (“Legend Removal Shares”) upon resale pursuant to such Registration Statement; and (b) promptly to amend such opinion to cause the Registrable Securities to be Legend Removal Shares after later receipt of a Legend Removal Certificate from the Holder, and (ii) cause the transfer agent for the Common Stock to issue such Registrable Securities without any such legend within three (3) trading days after the transfer agent’s receipt of such legal opinion with respect to Legend Removal Shares or otherwise within three (3) trading days after the transfer agent’s receipt of evidence in customary form that the Shares and/or Warrant Shares have been sold pursuant to an effective resale registration statement under the Securities Act, as certificates or electronic book entry positions, as requested by a Holder; and

(l)   take all other commercially reasonable actions necessary to expedite and facilitate the disposition by the Holders of the Registrable Securities pursuant to the Registration Statement.

4. Suspension of Offers and Sales. Each Holder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(f) hereof or of the commencement of a Blackout Period or an Allowed Delay, such Holder shall discontinue the disposition of Registrable Securities included in the Registration Statement until such Holder’s receipt of the copies of the supplemented or amended prospectus contemplated by Section 3(f) hereof or notice of the end of the Blackout Period or Allowed Delay, and, if so directed by the Company, such Holder shall deliver to the Company (at the Company’s expense) all copies (including, without limitation, any and all drafts), other than permanent file copies, then in such Holder’s possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice.

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5. Registration Expenses. The Company shall pay all expenses in connection with any registration obligation provided herein, including, without limitation, all registration, filing, stock exchange fees, printing expenses, all fees and expenses of complying with applicable securities laws, and the fees and disbursements of counsel for the Company and of its independent accountants; provided, that, in any registration, each party shall pay for its own underwriting discounts and commissions and transfer taxes. Except as provided in this Section 5 and Section 8, the Company shall not be responsible for the expenses of any attorney or other advisor employed by a Holder.

6. Assignment of Rights. The rights under these Rights shall be assignable by the Holders to any transferee of all or any portion of such Holder’s Registrable Securities if: (i) the transfer of the Registrable Securities is permitted under the terms of the Securities Purchase Agreement and, if required under the terms of the Securities Purchase Agreement, the Holder has furnished to the Company an opinion of counsel or other evidence in a form satisfactory to the Company that such transfer is exempt from or not subject to registration under the Securities Act; (ii) the Holder agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment; (iii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (a) the name and address of such transferee or assignee, and (b) the Registrable Securities with respect to which such registration rights are being transferred or assigned and (iii) immediately following such transfer or assignment the further disposition of such Registrable Securities by the transferee or assignee is restricted under the Securities Act and applicable state securities laws; (iv) at or before the time the Company receives the written notice contemplated by clause (ii) of this sentence the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein.

7. Information by Holder. A Holder with Registrable Securities included in any registration shall furnish to the Company (and any managing underwriter(s), where applicable) such information regarding itself, the Registrable Securities held by it, the intended method of disposition of such Registrable Securities, and such other information as shall be required in order to comply with any applicable law or regulation in connection with the registration of such Holder’s Registrable Securities or any qualification or compliance with respect to such Holder’s Registrable Securities and referred to in these Rights.

8. Indemnification.

(a) In the event of the offer and sale of Registrable Securities under the Securities Act, the Company shall, and hereby does, indemnify and hold harmless, to the fullest extent permitted by law, each Holder, its directors, officers, partners, each other person who participates as an underwriter in the offering or sale of such securities, and each other person, if any, who controls or is under common control with such Holder or any such underwriter within the meaning of Section 15 of the Securities Act, against any losses, claims, damages or liabilities, joint or several, and expenses to which the Holder or any such director, officer, partner or underwriter or controlling person may become subject under the Securities Act, the Exchange Act, or any other federal or state law, insofar as such losses, claims, damages, liabilities or expenses (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon (1), in the case of any registration statement prepared and filed by the Company under which Registrable Securities were registered under the Securities Act, if such registration statement contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or (2) in the case of any preliminary prospectus, final prospectus or prospectus supplement contained in such registration statement, or any amendment or supplement thereto, if such preliminary prospectus, final prospectus or prospectus supplement includes an untrue statement of a material fact or omits to state a material fact necessary in order to make the statements, in the light of the circumstances under which they were made, not misleading, or any violation or alleged violation of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law in connection with these Rights; and the Company shall reimburse the Holder, and each such director, officer, partner, underwriter and controlling person for any documented legal or any other documented expenses reasonably incurred by them in connection with investigating, defending or settling any such loss, claim, damage, liability, action or proceeding; provided, that such indemnity agreement found in this Section 8(a) shall in no event exceed the net proceeds from the Offering received by the Company; and provided further, that the Company shall not be liable in any such case (i) to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement in or omission from such registration statement, any such preliminary prospectus, final prospectus, prospectus supplement, amendment or supplement in reliance upon and in conformity with written information furnished to the Company by the Holder specifically for use in the preparation thereof or (ii) if the person asserting any such loss, claim, damage, liability (or action or proceeding in respect thereof) who purchased the Registrable Securities that are the subject thereof did not receive a copy of the preliminary prospectus or the final prospectus (or the final prospectus as amended or supplemented) at or prior to the written confirmation of the sale of such Registrable Securities to such person because of the failure of such Holder or underwriter to so provide such preliminary or final prospectus and the untrue statement or omission of a material fact made in such preliminary prospectus was corrected in the amended preliminary or final prospectus (or the final prospectus as amended or supplemented). Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Holders, or any such director, officer, partner, underwriter or controlling person and shall survive the transfer of such shares by the Holder.

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(b) As a condition to including Registrable Securities in any registration statement filed pursuant to these Rights, each Holder agrees to be bound by the terms of this Section 8 and to indemnify and hold harmless, to the fullest extent permitted by law, the Company, its directors and officers, and each other person, if any, who controls the Company within the meaning of Section 15 of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which the Company or any such director or officer or controlling person may become subject under the Securities Act, the Exchange Act, or any other federal or state law, to the extent arising out of or based solely upon: (x) such Holder’s failure to comply with the prospectus delivery requirements of the Securities Act or (y)(1), in the case of any registration statement prepared and filed by the Company under which Registrable Securities were registered under the Securities Act, if such registration statement contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or (2) in the case of any preliminary prospectus, final prospectus or prospectus supplement contained in such registration statement, or any amendment or supplement thereto, such preliminary prospectus, final prospectus or prospectus supplement includes an untrue statement of a material fact or omits to state a material fact necessary in order to make the statements, in the light of the circumstances under which they were made, not misleading, (i) to the extent, but only to the extent, that such untrue statement or omission referred to in (y)(1) or (y)(2) above is contained in any information so furnished in writing by such Holder to the Company specifically for inclusion in the registration statement or such prospectus or (ii) to the extent that (1) such untrue statements or omissions referred to in (y)(1) or (y)(2) above are based solely upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein, or to the extent that such information relates to such Holder or such Holder’s proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder for use in the Registration Statement, such prospectus or such form of prospectus or in any amendment or supplement thereto or (2) in the case of an occurrence of an event of the type specified in Section 3(f) hereof, the use by such Holder of an outdated or defective prospectus after the Company has notified such Holder in writing that the prospectus is outdated or defective and prior to the receipt by such Holder of the advice contemplated in Section 3(f). Each Holder’s obligation to indemnify shall be individual, not joint and several, and in no event shall the liability of any selling Holder hereunder be greater in amount than the dollar amount of the net proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

(c) Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in this Section (including any governmental action), such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the indemnifying party of the commencement of such action; provided, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under this Section, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, the indemnifying party shall be entitled to participate in and to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof, unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties arises in respect of such claim after the assumption of the defenses thereof or the indemnifying party fails to defend such claim in a diligent manner. If, in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties arises in respect of such claim after the assumption of the defenses thereof, the indemnified party (together with all other indemnified parties that may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the reasonable and documented fees and expenses to be paid by the indemnifying party. No indemnifying party shall be liable for any settlement of any action or proceeding effected without its consent. No indemnifying party shall, without the consent of the indemnified party (which consent shall not be unreasonably withheld, conditioned or delayed), consent to entry of any judgment or enter into any settlement, unless such consent to entry of judgment or settlement includes as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation. Notwithstanding anything to the contrary set forth herein, and without limiting any of the rights set forth above, in any event any party shall have the right to retain, at its own expense, counsel with respect to the defense of a claim.

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(d) If an indemnifying party does or is not permitted to assume the defense of an action pursuant to Section 8(c) or in the case of the expense reimbursement obligation set forth in Sections 8(a) and (b), the indemnification required by Sections 8(a) and 8(b) shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills received or expenses, losses, damages, or liabilities are incurred provided that the indemnifying party is provided appropriate and reasonably detailed documentation.

(e) If the indemnification provided for in Section 8(a) or 8(b) is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage or expense referred to herein, the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall (i) contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage or expense as is appropriate to reflect the proportionate relative fault of the indemnifying party on the one hand and the indemnified party on the other (determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission relates to information supplied by the indemnifying party or the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission), or (ii) if the allocation provided by clause (i) above is not permitted by applicable law or provides a lesser sum to the indemnified party than the amount hereinafter calculated, not only the proportionate relative fault of the indemnifying party and the indemnified party, but also the relative benefits received by the indemnifying party on the one hand and the indemnified party on the other, as well as any other relevant equitable considerations. No indemnified party guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any indemnifying party who was not guilty of such fraudulent misrepresentation.

9. Rule 144. If and when Rule 144 and any other rule or regulation of the Commission that may at any time permit the Holders to sell the Registrable Securities to the public without registration may become available, the Company agrees to use commercially reasonable efforts to: (i) to make and keep public information available as those terms are understood in Rule 144; (ii) to file with the Commission in a timely manner all reports and other documents required to be filed by an issuer of securities registered under the Securities Act or the Exchange Act pursuant to Rule 144; (iii) as long as any Holder owns any Registrable Securities, to furnish in writing upon such Holder’s request a written statement by the Company that it has complied with the reporting requirements of Rule 144 (and, if applicable, of the Securities Act and the Exchange Act), and to furnish to such Holder a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed by the Company as may be reasonably requested in availing such Holder of any rule or regulation of the Commission permitting the selling of any such Registrable Securities without registration; (iv) with respect to the sale of any Registrable Securities by a Holder pursuant to Rule 144 and subject to such Holder providing necessary documentation that meet the requirements of Rule 144, to promptly furnish, without any charge to such Holder, a written legal opinion of its counsel to facilitate such sale and, if necessary, instruct its transfer agent in writing that it may rely on said written legal opinion of counsel with respect to said sale; and (v) undertake any additional actions reasonably necessary to maintain the availability of Rule 144.

10. Independent Nature of Each Purchaser’s Obligations and Rights. The obligations of each Purchaser under these Rights are several and not joint with the obligations of any other Purchaser, and each Purchaser shall not be responsible in any way for the performance of the obligations of any other Purchaser under these Rights. Nothing contained herein and no action taken by any Purchaser pursuant hereto, shall be deemed to constitute such Purchasers as a partnership, an association, a joint venture, or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by these Rights. Each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of these Rights, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose.

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11. Miscellaneous.

(a) Remedies. In the event of a breach by the Company or by a Holder of any of their respective obligations under these Rights, each Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under these Rights, including recovery of damages, shall be entitled to specific performance of its rights under these Rights. The Company and each Holder agree that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of these Rights and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall not assert or shall waive the defense that a remedy at law would be adequate.

(b) Successors and Assigns. Except as otherwise provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, permitted transferees and assignees, executors and administrators of the parties to the Securities Purchase Agreement.

(c) No Inconsistent Agreements. The Company has not entered, as of the date hereof, and shall not enter, on or after the date of these Rights, into any agreement with respect to its securities that would have the effect of impairing the rights granted to the Holders in these Rights or otherwise conflicts with the provisions hereof.

(d) Entire Agreement. These Rights and the Securities Purchase Agreement constitutes the full and entire understanding and agreement between the parties with regard to the subject hereof.

(e) Notices, etc. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of: (a) the time of transmission, if such notice or communication is delivered via email attachment at the email address as set forth on the signature pages attached to the Securities Purchase Agreement at or prior to 5:30 p.m. (New York City time) on a Trading Day, (b) the next Trading Day after the time of transmission, if such notice or communication is delivered via email attachment at the email address as set forth on the signature pages attached hereto on a day that is not a Trading Day or later than 5:30 p.m. (New York City time) on any Trading Day, (c) the second Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as set forth on the signature pages attached to the Securities Purchase Agreement or at such other address as any party shall have furnished to the Company in writing.

(f)   Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to any Holder, upon any breach or default of the Company under these Rights, shall impair any such right, power or remedy of such Holder nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of any similar breach or default thereunder occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any Holder of any breach or default under these Rights, or any waiver on the part of any Holder of any provisions or conditions of these Rights, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under these Rights, or by law or otherwise afforded to any holder, shall be cumulative and not alternative.

(g) Severability. In the case any provision of these Rights shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

(h) Amendments. The provisions of these Rights may be amended at any time and from time to time, and particular provisions of these Rights may be waived, with and only with an agreement or consent in writing signed by the Company and the Majority Holders. The Purchasers acknowledge that by the operation of this Section, the Majority Holders may have the right and power to diminish or eliminate all rights of the Holders under these Rights.

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SELLING STOCKHOLDER QUESTIONNAIRE

The undersigned Purchaser will be the beneficial holder of Shares (and, if applicable, Warrant Shares) of U.S. Gold Corp. (the “Company”) to be purchased in a private placement transaction (the “Offering”) pursuant to the Securities Purchase Agreement to which this Questionnaire is attached, to be entered into between the undersigned and the Company (the “Securities Purchase Agreement”), including the Registration Rights attached thereto as Exhibit A (the “Registration Rights”). The undersigned understands that the Company proposes to file with the Securities and Exchange Commission (the “Commission”) a registration statement on an applicable Form (the “Registration Statement”) for the registration and resale under Rule 415 of the Securities Act of 1933, as amended (the “Securities Act”), of the Shares and Warrant Shares issued or issuable to the undersigned Purchaser in the Offering (the “Registrable Securities”).

In order to sell or otherwise dispose of any Registrable Securities pursuant to the Registration Statement, a beneficial owner of the Registrable Securities generally will be required to be named as a selling stockholder in the related prospectus and deliver a prospectus to each purchaser of Registrable Securities. Any beneficial owner of Registrable Securities who wishes to include its Registrable Securities in the Registration Statement must deliver to the Company a properly completed and signed Selling Stockholder Questionnaire.

Certain legal consequences arise from being named as a selling stockholder in the Registration Statement and the related prospectus. In addition, the answers to this Selling Stockholder Questionnaire shall constitute information to be furnished by the undersigned beneficial owner. Accordingly, holders and beneficial owners of Registrable Securities are advised to consult their own securities law counsel regarding the consequence of being named or not being named as a selling stockholder in the Registration Statement and the related prospectus.

Please answer each question completely, indicating “none” or “not applicable” where appropriate. Where insufficient space is provided for an answer, please attach a separate sheet referring to the question by number. Please review the questions with care and do not hesitate to contact Thomas M. Rose at Troutman Pepper Locke LLP, (757) 687-7715, if you are unsure how to answer any question or if you desire additional information.

You are reminded that sales under the Registration Statement may be made only after the Registration Statement has been declared effective by the Commission.

Please note that certain bolded terms, not otherwise defined in this Selling Stockholder Questionnaire, are defined in the section titled “Definitions” at the end of this Selling Stockholder Questionnaire and you should refer to those defined terms when completing this Selling Stockholder Questionnaire.

Please complete and execute this Selling Stockholder Questionnaire and return a pdf copy with the executed Securities Purchase Agreement to be entered into in connection with the Offering. If the holder does not provide the Company with the requested information to enable the Company to include the holder in the Registration Statement, the holder waives its rights to be included in the Registration Statement.

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The undersigned holder (the “Selling Stockholder”) of Registrable Securities hereby gives notice to the Company of its intention to sell or otherwise dispose of Registrable Securities owned by it and listed below in Item 3, unless otherwise specified in Item 3, pursuant to the Registration Statement. The undersigned, by signing and returning this Selling Stockholder Questionnaire, understands and agrees that it will be bound by the terms and conditions of this Selling Stockholder Questionnaire.

The undersigned hereby provides the following information to the Company and represents and warrants that such information is accurate and complete:

QUESTIONNAIRE

Note: All information in response to this Selling Stockholder Questionnaire should be provided as of the date you executed the Securities Purchase Agreement.

1.	Name:

Full Legal Name of Selling Stockholder:

Full Legal Name of Registered Holder (if not the same as above) through which Registrable Securities listed in Item 3 below are held:

Full Legal Name of Natural Control Person (which means a natural person who directly or indirectly alone or with others has power to vote or dispose of the securities covered by the questionnaire):

2.	Address for Notices to Selling Stockholder:

Address: ______________________________________________________________________________

Telephone: ____________________________________________________________________________

Contact Person: ________________________________________________________________________

E-mail address of Contact Person: ___________________________________________________________

3.	Beneficial Ownership of Registrable Securities Issuable Pursuant to the Securities Purchase Agreement:

Type and Number of Registrable Securities beneficially owned and issued pursuant to the Securities Purchase Agreement:

Number of Shares to be registered for resale:

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4.	Broker-Dealer Status:

Are you a broker-dealer?

Yes ☐	No ☐

If “yes” above, did you receive your Registrable Securities as compensation for investment banking services to the Company?

Yes ☐	No ☐

Note:	If no, the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

Are you an affiliate of a broker-dealer?

Yes ☐	No ☐

Note:	If yes, provide a narrative explanation below:

If you are an affiliate of a broker-dealer, do you certify that you bought the Registrable Securities in the ordinary course of business, and at the time of the purchase of the Registrable Securities to be resold, you had no agreements or understandings, directly or indirectly, with any person to distribute the Registrable Securities?

Yes ☐	No ☐

Note:	If no, the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

5.	Beneficial Ownership of Other Securities of the Company Owned by the Selling Stockholder.

Except as set forth below in this Item 5, the undersigned is not the beneficial or registered owner of any securities of the Company other than the Registrable Securities listed above in Item 3.

Type and amount of other securities beneficially owned:

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6.	Voting or Investment Control over the Registrable Securities:

(a) If the Selling Stockholder is not a natural person (e.g., if the holder is an entity such as a trust, corporation, partnership, etc.), please identify the natural person or persons who have voting or investment control over the Registrable Securities listed in Item 3 above:

(b) As to the securities indicated as being beneficially owned in answer to Item 3 above, does any person other than the person identified as the beneficial owner have

(i) the sole or shared power to vote or to direct the vote of any such securities?

Yes ☐	No ☐

(ii) the sole or shared power to dispose or to direct the disposition of any such securities?

Yes ☐	No ☐

If the answer is “Yes” to either of the foregoing questions, set forth below the footnote to include in Selling Stockholder table in the Registration Statement that should be used:

7.	Relationships with the Company:

Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (owners of 5% of more of the equity securities of the undersigned) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

State any exceptions here:

8.	Plan of Distribution:

The undersigned has reviewed the form of Plan of Distribution attached as Annex A to this Selling Stockholder Questionnaire, and hereby confirms that, except as set forth below, the information contained therein regarding the undersigned and its plan of distribution is correct and complete.

State any exceptions here:

***********

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The undersigned agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof and prior to the effective date of any applicable Registration Statement. All notices hereunder shall be made in writing, by hand delivery, email or facsimile transmission, first-class mail or air courier guaranteeing overnight delivery at the address set forth on the first page of this Selling Stockholder Questionnaire. In the absence of any such notification, the Company shall be entitled to continue to rely on the accuracy of the information in this Selling Stockholder Questionnaire.

By signing below the undersigned consents to the disclosure of the information contained herein in its answers to Items 1 through 8 above and the inclusion of such information in the Registration Statement and the related prospectus. The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of any such Registration Statement and the related prospectus.

By signing below the undersigned agrees to indemnify and hold harmless the Company, its directors, officers, agents and employees, each person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), and the directors, officers, agents or employees of such controlling persons, to the fullest extent permitted by applicable law, from and against all losses, claims, damages, liabilities, costs (including, without limitation, reasonable costs of preparation and investigation and reasonable attorneys’ fees) and expenses as incurred, arising out of or are based upon any untrue or alleged untrue statement of a material fact contained in any registration statement, any prospectus, or any form of prospectus, or in any amendment or supplement thereto or in any preliminary prospectus relating to the undersigned’s Registrable Securities, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any prospectus, or any form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading (i) to the extent, but only to the extent, that such untrue statements or omissions are based solely upon information regarding the undersigned furnished in writing to the Company by the undersigned expressly for use therein or (ii) to the extent, but only to the extent, that such information relates to the undersigned or the undersigned’s proposed method of distribution of Registrable Securities and was reviewed and approved by the undersigned expressly for use in a registration statement (it being understood that the undersigned has approved substantially Annex A hereto for this purpose), such prospectus or such form of prospectus or in any amendment or supplement thereto.

By signing below the undersigned acknowledges that it understands its obligation to comply, and agrees that it will comply, with the provisions of the Exchange Act and the rules and regulations thereunder, particularly Regulation M in connection with any offering of Registrable Securities pursuant to the Registration Statement.

The undersigned hereby acknowledges and is advised of the following Interpretation No. 239.10 under the Commission’s Securities Act Compliance and Disclosure Interpretations regarding short selling:

“An issuer filed a Form S-3 registration statement for a secondary offering of common stock which is not yet effective. One of the selling shareholders wanted to do a short sale of common stock “against the box” and cover the short sale with registered shares after the effective date. The issuer was advised that the short sale could not be made before the registration statement becomes effective, because the shares underlying the short sale are deemed to be sold at the time such sale is made. There would, therefore, be a violation of Section 5 if the shares were effectively sold prior to the effective date.”

By returning this Selling Stockholder Questionnaire, the undersigned will be deemed to be aware of the foregoing interpretation.

I confirm that, to the best of my knowledge and belief, the foregoing statements (including without limitation the answers to this Selling Stockholder Questionnaire) are correct.

[Signature on the following page]

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Dated:	December ___, 2025	BENEFICIAL OWNER

By:
Its:
Name:
Title:

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DEFINITIONS

The term “affiliate” means an entity that controls, is controlled by or is under common control with a person.

The term “beneficial ownership” means securities owned by any person, even though the securities may not be registered in the name of that person, if benefits substantially equivalent to those of ownership of the securities are enjoyed by that person by reason of any contract, understanding, relationship, or agreement or other arrangement. Specifically, a beneficial owner of a company’s shares includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares (i) voting power (which includes the power to vote, or to direct the voting of such shares) and/or (ii) investment power (which includes the power to dispose, or to direct the disposition of such shares).

In addition to the foregoing, a person is deemed to be the beneficial owner of a company’s shares if such person has the right to acquire beneficial ownership of such shares at any time within 60 days, including any such right so acquired through (a) the exercise of an option, warrant, or right, (b) the conversion of a security, (c) the power to revoke a trust, discretionary account or similar arrangement, or (d) the automatic termination of a trust, discretionary account, or similar arrangement. However, if a security or power described in clauses (a), (b), or (c) is acquired in order to change or influence the control of a company, the holder of the security or power is deemed to be the beneficial owner without regard to such 60-day period means the right to the economic benefits of a security.

A company or natural person “controls” a company if the company or person beneficially owns 10% or more of the outstanding voting securities of the company, the right to 10% or more of the distributable profits or losses of an entity that is a partnership, 10% or more of the outstanding subordinated debt of an entity, or 10% or more of the outstanding preferred equity of an entity, and, with respect to all, including any right to such within 60 days of the member’s participation in the public offering. Additionally, a natural person controls a company if such person has the power to direct, or cause the direction of, management or policies of such company.

The term “person” means an individual, a corporation, a partnership, an association, a joint-stock company, a business trust or an unincorporated organization. When two or more persons act as a partnership, limited partnership, syndicate or other group for the purpose of acquiring, holding or disposing of shares of the company, such syndicate or group shall be deemed a “person” for the purposes of this Selling Stockholder Questionnaire.

The term “registered holder” means a holder of Registrable Securities whose name appears in the register of holders of shares of Common Stock maintained on behalf of the Company by its transfer agent, Equity Stock Transfer LLC.

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Annex A

PLAN OF DISTRIBUTION

U.S. Gold Corp. is registering [●] shares of its common stock (the “Shares”). The selling stockholders, which as used herein includes donees, pledgees, transferees or other successors-in-interest selling Shares or interests in Shares received after the date of this prospectus from a selling stockholder as a gift, pledge, partnership distribution or other transfer, may, from time to time, sell, transfer or otherwise dispose of any or all of their Shares on any stock exchange, market or trading facility on which the Shares are traded or in private transactions. These dispositions may be at fixed prices, at prevailing market prices at the time of sale, at prices related to the prevailing market price, at varying prices determined at the time of sale, or at negotiated prices.

The selling stockholders may use any one or more of the following methods when disposing of Shares:

●	ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

●	block trades in which the broker-dealer will attempt to sell the Shares as agent, but may position and resell a portion of the block as principal to facilitate the transaction;

●	purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

●	an exchange distribution in accordance with the rules of the applicable exchange;

●	privately negotiated transactions;

●	short sales effected after the date the registration statement of which this prospectus forms a part is declared effective by the Commission;

●	through the writing or settlement of options or other hedging transactions, whether through an options exchange or otherwise;

●	broker-dealers may agree with the selling stockholders to sell a specified number of such Shares at a stipulated price per share;

●	a combination of any such methods of sale; and

●	any other method permitted by applicable law.

The selling stockholders may, from time to time, pledge or grant a security interest in some or all of the Shares owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell the Shares, from time to time, under this prospectus, or under an amendment to this prospectus under an applicable provision of the Securities Act amending the list of selling stockholders to include the pledgee, transferee or other successors in interest as selling stockholders under this prospectus. The selling stockholders also may transfer the Shares in other circumstances, in which case the transferees, pledgees or other successors in interest will be the selling beneficial owners for purposes of this prospectus.

In connection with the sale of their Shares or interests therein, the selling stockholders may enter into hedging transactions with broker-dealers or other financial institutions, which may in turn engage in short sales of such Shares in the course of hedging the positions they assume. The selling stockholders may also sell Shares short and deliver these securities to close out their short positions, or loan or pledge the Shares to broker-dealers that in turn may sell these securities. The selling stockholders may also enter into option or other transactions with broker-dealers or other financial institutions or the creation of one or more derivative securities which require the delivery to such broker-dealer or other financial institution of the Shares offered by this prospectus, which Shares such broker-dealer or other financial institution may resell pursuant to this prospectus (as supplemented or amended to reflect such transaction).

The aggregate proceeds to the selling stockholders from the sale of the Shares offered by them will be the purchase price of such Shares less discounts or commissions, if any. Each of the selling stockholders reserves the right to accept and, together with their agents from time to time, to reject, in whole or in part, any proposed purchase of Shares to be made directly or through agents. We will not receive any of the proceeds from the resale of the Shares.

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The selling stockholders also may resell all or a portion of the Shares in open market transactions in reliance upon Rule 144 under the Securities Act, provided that they meet the criteria and conform to the requirements of that rule.

The selling stockholders and any underwriters, broker-dealers or agents that participate in the sale of the Shares therein may be “underwriters” within the meaning of Section 2(a)(11) of the Securities Act. Any discounts, commissions, concessions or profit they earn on any resale of the Shares may be underwriting discounts and commissions under the Securities Act. Selling stockholders who are “underwriters” within the meaning of Section 2(a)(11) of the Securities Act will be subject to the prospectus delivery requirements of the Securities Act.

To the extent required, the Shares to be sold, the names of the selling stockholders, the respective purchase prices and public offering prices, the names of any agents, dealer or underwriter, any applicable commissions or discounts with respect to a particular offer will be set forth in an accompanying prospectus supplement or, if appropriate, a post-effective amendment to the registration statement that includes this prospectus.

In order to comply with the securities laws of some states, if applicable, the Shares may be sold in these jurisdictions only through registered or licensed brokers or dealers. In addition, in some states the Shares may not be sold unless it has been registered or qualified for sale or an exemption from registration or qualification requirements is available and is complied with.

We have advised the selling stockholders that the anti-manipulation rules of Regulation M under the Exchange Act may apply to sales of Shares in the market and to the activities of the selling stockholders and their affiliates. In addition, to the extent applicable we will make copies of this prospectus (as it may be supplemented or amended from time to time) available to the selling stockholders for the purpose of satisfying the prospectus delivery requirements of the Securities Act. The selling stockholders may indemnify any broker-dealer that participates in transactions involving the sale of the Shares against certain liabilities, including liabilities arising under the Securities Act.

We have agreed to indemnify the selling stockholders against liabilities, including liabilities under the Securities Act and state securities laws, relating to the registration of the Shares offered by this prospectus.

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